UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2006

GOLDSPRING, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-32429	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 American Flat Road, Gold Hill, Nevada 89440
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (775) 847-5272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events

SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 8.01. Other Events.

Today, GoldSpring, Inc. (OTCBB: GSPG) reported in a press release results from the Plum Mine operation for the quarter ended March 31, 2006. The Plum Mine realized a first time ever net profit of $52,030 for the first quarter 2006, compared to a loss of $817,630 for the first quarter 2005.

Please see the press release, which is attached hereto as Exhibit 99.1, for further detail. This disclosure is qualified in its entirety by the contents of said press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDSPRING, INC.

May 9, 2006	By:	/s/ Robert T. Faber
Robert T. Faber
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Goldspring, Inc. Press Release, dated May 9, 2006